--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) -- SEPTEMBER 30, 1998

                         UNISTAR FINANCIAL SERVICE CORP.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      2-93426-D               87-0419568
(State or other jurisdiction        (Commission File          (IRS Employer
      of Incorporation                   Number)            Identification No.)


          4635 MCEWEN ROAD, DALLAS, TEXAS                         75244
          (Address of principal executive offices)              (zip code)


          Registrant's telephone number, including area code:   (972) 702-0800

                                 NOT APPLICABLE
          (Former Name or Former Address, if changed since last report)

--------------------------------------------------------------------------------

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

         On September 30, 1998, Unistar Financial Service Corp. ("Unistar"), completed the acquisition (the "Acquisition") of the assets and operations of U.S. Fidelity Holding Corp. and its subsidiaries (collectively, "USFH"). The Acquisition was structured as a stock-for-stock exchange, with Unistar issuing 3,975,000 shares of its common stock, par value $.01 per share ("Common Stock"), in exchange for all of the issued and outstanding shares of USFH (the "Acquired Shares"). Immediately prior to the Acquisition, Unistar had 20,000,000 shares of Common Stock outstanding, resulting in 23,975,000 shares of Common Stock outstanding after giving effect to the Acquisition. The consideration paid for USFH by Unistar was determined by Unistar based upon its assessment of the value of USFH operating as a wholly-owned subsidiary of Unistar, including in particular the synergies created by the accretion of USFH to Unistar's pre-Acquisition operations through International Surety & Casualty Company ("ISCC").

         ISCC is a Texas-licensed and admitted property and casualty insurance company, whose primary business is underwriting and reinsuring a portfolio of non-standard auto insurance generated primarily through USFH. USFH participates in the auto insurance industry by providing multiple non-standard auto insurance products, premium financing and claims administration and auto collision appraisal and repair services.

         Immediately prior to the Acquisition, (i) USFH held 53,333 shares of Unistar Common Stock and was wholly-owned by F. Jeffrey Nelson, President, Chief Financial Officer and a director of Unistar, and Marc A. Sparks, Chairman of the Board and Chief Executive Officer of Unistar, (ii) Messrs. Nelson and Sparks served (and continue to serve) in those same capacities with USFH, and (iii) Messrs. Nelson and Sparks transferred their shares of USFH to Rockford Partners, Ltd., a British Virgin Islands corporation ("Rockford Partners"), in satisfaction of pre-existing obligations to Rockford Partners resulting from historic working capital provided to USFH and its affiliates and in exchange for certain additional consideration to be finalized, which additional consideration may include distribution of a portion of the Unistar Common Stock received by Rockford Partners pursuant to the Acquisition. Rockford Partners then sold the shares of USFH to Unistar pursuant to the Stock Purchase Agreement, and now holds the 3,975,000 shares of Common Stock that it received as consideration for the shares of USFH.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(a) It is impractical to furnish the required financial statements at this time. The financial statements will be filed under cover of Form 8-K/A on or before December 14, 1998.

(b) It is impractical to furnish the required pro forma financial information at this time. The requisite pro forma financial information will be filed under cover of Form 8-K/A on or before December 14, 1998.

(c)      EXHIBITS

     EXHIBIT NO.                  DESCRIPTION

         2.1 Stock Purchase Agreement dated as of September 14, 1998, by and between Unistar Financial Service Corp., U.S. Fidelity Holding Corp. and Rockford Partners, Ltd.

                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                UNISTAR FINANCIAL SERVICE CORP.




Date:   October 15, 1998                        By: /s/ MARC A. SPARKS
                                                   -----------------------------
                                                   Marc A. Sparks, Chairman and
                                                   Chief Executive Officer

                                INDEX TO EXHIBITS

       Exhibit
        Number                     Description
       -------                     -----------
         2.1      Stock Purchase Agreement dated as of September 14, 1998, by and between Unistar Financial Service Corp., U.S. Fidelity
                  Holding Corp. and Rockford Partners, Ltd.